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                                                                   EXHIBIT 10.31

              SECOND AMENDED AND RESTATED COLLECTION BANK AGREEMENT

                  This SECOND AMENDED AND RESTATED COLLECTION BANK AGREEMENT (this "AGREEMENT") is dated as of ___ __, 2003, among _________________________
(the "COLLECTION BANK"), AMERICAN HOMEPATIENT, INC. (the "PLEDGOR"), and BANK OF MONTREAL, as agent for and representative of (the "AGENT") the financial institutions (the "LENDERS") that hold a promissory note payable to such Lenders as set forth on Exhibit A attached hereto (the "Promissory Note") and amends and restates the Amended and Restated Collection Bank Agreement dated as of ___, ____ among the Collection Bank, the Pledgor and Agent.

                              W I T N E S S E T H :

                  WHEREAS, Pledgor presently maintains, or has established concurrently herewith, at the Collection Bank the accounts described on Schedule I hereto (each individually, a "COLLECTION ACCOUNT" and collectively, the "COLLECTION ACCOUNTS");

                  WHEREAS, Pledgor and the Agent entered into that certain Second Amended and Restated Assignment and [Borrower][Subsidiary] Security Agreement dated as of July 1, 2003 amending and restating the [Borrower][Subsidiary] Security Agreement dated as of July 31, 2001 (the "COLLATERAL AGREEMENT"), pursuant to which the Pledgor granted to the Agent a security interest in all of the Pledgor's right, title and interest in and to the Pledgor's accounts receivable and the proceeds thereof (including, without limitation, the Collection Account(s)) and all amounts from time to time on deposit therein;

                  WHEREAS, it is a requirement of the Collateral Agreement that the parties hereto execute and deliver this Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. The Pledgor agrees that all accounts receivable received by the Pledgor shall be deposited by the Pledgor in the Collection Account(s) or into similar accounts subject to a Collection Bank Agreement and that no funds from any other source other than proceeds of Accounts Receivable shall be deposited in any such account. .

                  2. The Pledgor hereby irrevocably authorizes and directs the Collection Bank to transfer the available balance (as determined by the Collection Bank) in the Pledgor's Collection Account(s) on each Business Day to the concentration account (the "CONCENTRATION ACCOUNT") at such bank (initially, Account No. _______________ at PNC Bank, National Association, at _______), or, after the occurrence and during the continuance of an Event of Default under the Collateral Agreement (an "Event of Default"), as the Agent may, in its sole discretion, direct in writing. After Agent gives written notice to the Collection Bank (with a copy to the

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Pledgor) that an Event of Default has occurred and is continuing, the Pledgor hereby irrevocably authorizes and directs the Collection Bank, and the Collection Bank hereby agrees, to comply with instructions from the Agent, without further consent from the Pledgor, directing the disposition of the funds in the Collection Account(s).

                  3. The parties agree that all funds deposited in the Collection Account(s) from time to time shall, as between the Pledgor and the Agent, be subject to the security interests in favor of the Agent, shall be held by the Collection Bank subject to the security interest of the Agent and, upon the occurrence of an Event of Default, may be withdrawn at any time or from time to time at the direction of the Agent without further consent from the Pledgor, by check, draft, wire transfer or otherwise as the Agent shall determine and applied by the Agent in accordance with the Collateral Agreement. The Pledgor hereby agrees that it shall cause forwarding daily of all of the prior day's available funds deposited in the Collection Account(s) to the Concentration Account until such time as the Agent gives written notice to the Collection Bank (with a copy to the Pledgor) that an Event of Default has occurred and is continuing. After Agent gives such written notice to the Collection Bank, the Collection Bank hereby agrees to comply with instructions from the Agent, without further consent from the Pledgor, directing the disposition of the funds in the Collection Account(s). The Collection Bank hereby agrees that it will provide the Agent with written notice on or before the date that it terminates any of the Collection Account(s).

                  4. The Collection Bank's charges for the services to be performed pursuant to this Agreement shall be at the Collection Bank's customary rate unless and until different rates are separately agreed to between the Collection Bank and the Pledgor. To the extent that the Collection Bank's charges are not paid when due and to the extent deposits made to the Collection Account(s) are returned or otherwise not collected, the Agent and the Pledgor agree that the Collection Bank shall have a lien and right of offset against the funds in the applicable Collection Account.

                  5. The Collection Bank agrees that it shall furnish to the Agent a copy of the original of all bank statements with respect to, and, upon Notice by the Agent, all daily debit advices of, the Collection Account(s), and promptly upon the issuance or receipt thereof, copies of all notices and other communications with respect to the Collection Account(s) issued or received by the Collection Bank.

                  6. This Agreement, and the covenants, agreements, authorizations and directions contained herein, are irrevocable and cannot be changed or modified without the prior written consent of the Agent.

                  7. All checks, money orders and other evidences of payment received by the Collection Bank and all proceeds thereof are at all times to be considered subject to the security interests granted by the Collateral Agreements and this Agreement and are further subject to the requirement that, in accordance with the terms hereof, such amounts shall be duly transferred to the Concentration Account and the Collection Bank shall not

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have any rights or claims to, or interest in, such property or any funds in the
Collection Account(s), including any right to offset except as provided in
Section 4 hereof. The Collection Bank agrees that it will not obtain, nor seek to obtain, any security interest or lien against the funds contained in the Collection Account(s) except as provided in Section 4 hereof and the Pledgor agrees that it will not grant any security interest in or lien on the funds contained in the Collection Account(s), except as provided in Section 4 hereof. Except as otherwise required by law, any notice of legal process of any kind relating to the Pledgor that the Collection Bank may receive shall have no effect whatsoever on such property or the Collection Account(s) or on the Collection Bank's responsibility under this Agreement unless and until the Collection Bank receives written instructions from the Agent to the contrary; upon receipt of legal process relating to the Pledgor, the Collection Bank promptly shall give notice thereof to the Agent.

                  8. All notices, requests or other communications given to the Pledgor, the Agent or the Collection Bank shall be given in writing (including facsimile transmission or similar writing) at the address or telecopy number specified below:

         Agent:                         Bank of Montreal
                                        Attn: Heather Turf
                                        115 S. La Salle, 12W
                                        Chicago, IL  60603

         Collection Bank:               ______________________________
                                        ______________________________
                                        ______________________________
                                        ______________________________
                                        Attention: ___________________
                                        Telecopy:  ___________________

         Pledgor:                       American HomePatient, Inc.
                                        5200 Maryland Way, Suite 400
                                        Brentwood, TN  37027
                                        Attention: Marilyn A. O'Hara

Any party may change its address or telecopy number for notices hereunder by notice to each other party hereunder. Each notice, request or other communication shall be effective (a) if given by mail, 48 hours after such communication is deposited in the mails with registered first class postage prepaid, addressed as aforesaid, or (b) if given by any other means, when delivered at the address specified in this Section 8.

                  9. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality or

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enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  10. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached physically to the same document. This Agreement shall become effective as of the date first set forth above upon the execution of a counterpart hereof by the Pledgor, the Collection Bank and the Agent and receipt by the Agent of written or telephonic notification of such execution and authorization of delivery thereof. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                  11.      Deleted

                  12. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE NASHVILLE, DAVIDSON COUNTY, TENNESSEE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. The Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the Pledgor at its address provided in Section 8, such service being hereby acknowledged by the Pledgor to be sufficient for personal jurisdiction in any action against the Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Agent or the Collection Bank to bring proceedings against the Pledgor in the courts of any other jurisdiction.

                  13. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each of the parties to this Agreement acknowledges that this waiver is a material inducement to enter into a business relationship, that each other party already relied on this waiver in entering into this Agreement and that each will continue

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to rely on this waiver in their related future dealings. Each of the parties to this Agreement further warrants and represents that it reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  14. EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE IN WHICH THE COLLECTION BANK IS LOCATED GOVERN THE COLLECTION ACCOUNT(S),THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TENNESSEE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The Borrower, the Agent, and the Collection Bank agree that for purposes of Article 9, of _____'s version of the Uniform Commercial Code, [CITATION], the jurisdiction of the Collection Bank is ____.

                  15.      In addition to the payment of expenses pursuant to
Section 4, the Pledgor and the Agent each agrees to indemnify and hold the officers, directors, employees and agents of the Collection Bank (collectively the "INDEMNITEES") harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, the reasonable fees and disbursements of counsel for all of such Indemnitees collectively in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto and for each of such Indemnitees whose counsel determines in good faith that joint representation of such Indemnitee along with the other Indemnitees would or reasonably could be expected to result in a conflict of interest under applicable laws or ethical principles) that may be imposed on, incurred, directly or indirectly, by, or asserted against such Indemnitee, as a consequence of the Collection Bank executing this Agreement and performing its obligations hereunder (the "INDEMNIFIED LIABILITIES"); provided that neither the Agent nor the Pledgor shall have any obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of any such Indemnitee. Each Indemnitee, as soon as reasonably practicable, shall notify the Pledgor and the Agent of the commencement of any legal proceeding by a third Person under which any indemnified liability might arise. The Pledgor and the Agent shall have the option to participate in the defense of all claims under which any indemnified liability might arise, but neither the Pledgor nor the Agent shall have the option to compel any Indemnitee to employ counsel not of the Indemnitee's choosing.

                  [Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

PLEDGOR:                                 AMERICAN HOMEPATIENT, INC.

                                         By: /s/ Robert L. Fringer
                                             -----------------------------------
                                             Title: Vice President & Secretary

AGENT:                                   BANK OF MONTREAL
                                         as the Agent

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

COLLECTION BANK:                         ---------------------------------------

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

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